Exhibit 99.1

Ener-Core to Host Conference Call on Thursday, April 13, 2017 at 4:30 p.m. ET

Management to Discuss New Developments in Licensing Business, First Industrial Installation and Status of
Commercial Pipeline

IRVINE, Calif. – March 24, 2017 - Ener-Core, Inc. (OTCQB: ENCR), a developer and licensor of innovative gas conversion technologies for global commercial and industrial facilities, will hold a conference call on Thursday, April 13, 2017 at 4:30 p.m. Eastern time to discuss the Company’s operational and commercial developments for the full year ended December 31, 2016 and outlook for 2017.

Ener-Core CEO Alain Castro and CFO Domonic Carney will host the conference call with a review of the company’s 2016 financial performance and outlook for 2017, followed by a question and answer period. Management plans to discuss developments in its licensing business, status of the first industrial installation in Stockton, CA, cost reduction efforts, and status of its commercial pipeline.

To access the call, please use the following information:

Date:	Thursday, April 13, 2017
Time:	4:30 p.m. ET, 1:30 p.m. PT
Toll-free dial-in number:	1-888-437-9364
International dial-in number:	1-719-325-2429
Conference ID:	9166135

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact MZ Group at 1-949-491-8235.

A replay of the conference call will be available after 7:30 p.m. Eastern time through April 27, 2017.

Toll-free replay number:	1-844-512-2921
International replay number:	1-412-317-6671
Replay ID:	9166135

The conference call is planned in conjunction with the Company’s anticipated filing of its annual report on Form 10-K, which when filed will be available in the investor relations section of the Company’s website at www.ener-core.com.

About Ener-Core

Irvine, California-based Ener-Core, Inc. (OTCQB: ENCR) owns and licenses its proprietary Power Oxidation technology, which has been commercially deployed and generates base load, clean power from polluting waste gases including methane. Ener-Core’s patented Power Oxidizer is designed to turn one of the most potent pollution sources into a profitable, “always on” source of clean energy. Ener-Core’s technology offers an alternative to the flaring (burning) of gaseous pollution while generating operating efficiencies and reducing the costs of compliance with environmental regulations. Ener-Core offers the 250 kW Ener-Core EC250 and the larger, 2 MW Ener-Core Powerstation KG2-3GEF/PO. For more information, please visit www.ener-core.com.

Cautionary Statement Regarding Forward Looking Statements

Forward-looking statements contained in this press release are made under the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Information provided by Ener-Core, Inc., such as online or printed documents, publications or information available via its website, including this press release, contain forward-looking statements that involve risks, uncertainties, assumptions, and other factors, which, if they do not materialize or prove correct, could cause its results to differ materially from historical results, or those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “planned,” “expects,” “believes,” “strategy,” “opportunity,” “anticipates,” “outlook,” “designed” and similar words. These statements may include, among others, plans, strategies, and objectives of management for future operations; any statements regarding proposed new products, services, or developments; any statements regarding future economic conditions or performance; statements of belief; and any statements of assumptions underlying any of the foregoing. The information contained in this release is as of the date of this press release. Except as otherwise expressly referenced herein or required by law, Ener-Core assumes no obligation to update forward-looking statements.

Media and Investor Relations:
MZ Group
Chris Tyson
Managing Director - MZ North America
Direct: 949-491-8235
ENCR@mzgroup.us
www.mzgroup.us